WEST CORPORATE OVERVIEW
Solutions for Injectable Drug Delivery
CL King “Best Ideas” Investor Conference
September 15, 2010
Donald E. Morel Jr, Ph.D.
Chairman and Chief Executive Officer
NYSE: WST
www.westpharma.com

SAFE HARBOR STATEMENT
This presentation contains forward-looking statements, within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the
Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements.
A non-exclusive list of important factors that may affect future results may be found in West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.

CORPORATE PROFILE
Injection Systems
Administration Systems
Crystal Zenith Syringes
Packaging Systems
 • Premier partner to the pharmaceutical and
 biotech industry
 • For more than 85 years, a global leader in the
 development of innovative systems for packaging
 and delivery of injectable drugs:
 • Primary closure systems for therapeutics used
 for both human and animal health
 • Components for diagnostic and prefilled
 syringe systems
 • Devices and device sub assemblies
 • Reconstitution and administration systems
 • Stable, diverse customer base
 • 2009 sales: $1.06 billion
 • Global footprint that provides sales, technical
 support, and supply chain risk mitigation for our
 customers

Every day over 80 million West products enhance the quality of healthcare worldwide.

32 Manufacturing sites
34 Sales locations
Technical centers
Partner locations
GLOBAL PRESENCE

SALES GROWTH 2002 - 2009
Net sales in millions

• Global economic conditions unsettled
• Global pharmaceutical revenue growth projected to be 4-6% (per
 IMS) on modest unit growth
 • North America growth projected at 4.5 - 5.5%
 • Europe growth moderate 2-4%
 • “Pharemerging” markets should grow > 10% (India,
  China, Brazil)
• Managing through:
 • Impact of US healthcare legislation
 • Industry mergers and consolidation
 • Changing customer order/inventory patterns: unpredictability
 • Currency volatility
CHALLENGING BUSINESS ENVIRONMENT

$ millions, except per share data	2010	2009
Net Sales	$281.8	261.0
Gross Margin	29.5%	30.2%
Research & Development	$5.7	$4.7
Selling, General & Administrative Exp.	$45.8	$45.1
Net Income	$21.7	$19.7
Diluted EPS - GAAP	$0.62	$0.57
Diluted EPS - Non-GAAP*	$0.64	$0.58
* Second quarter 2010 diluted EPS - Non-GAAP excludes $0.02 per share for restructuring charges and tax items. Second quarter 2009 diluted EPS - Non-GAAP excludes $0.01 per share for restructuring charges.
SECOND QUARTER RESULTS

• Major items impacting August 3, 2010 guidance
 revisions
 • Currency effects (e.g., revised estimate at $1.30 /€1 vs. $1.36)
 • Increased R&D spending on new product programs
 • Caution regarding profitability on less predictable sales mix
• Comparative results vs. 2009
 • Currency (e.g., estimated $1.30 = €1 2010 vs. $1.45 in 2009)
 • Unusually strong second half of 2009
 • $22 million of 2009 H1N1 sales
Second Quarter Guidance

• Demographics
• Increasing global access to
 advanced healthcare
• Generic growth
• Requirement for easy, safe,
 accurate dosing
• Combination product growth
• Growth in biologics and vaccines
West supplies sophisticated packaging
systems for the top 20 biologic drugs (by
sales) currently on the market.
LONG-TERM BUSINESS DRIVERS

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009
THERAPEUTIC CATEGORY GROWTH
DRIVERS

WEST’S STRUCTURE
Packaging Systems
• 2009 sales: $776 million
• Established leadership
• High market share
• Stable growth rate
Delivery Systems
• 2009 sales: $285 million
• Proprietary devices
• Contract manufacturing
• High projected growth rate
Development
Primary Package
Administration

PACKAGING SYSTEMS
Packaging & Device
Components
• 2009 sales: $776 million
• Over 36 billion parts produced
 annually
Proprietary Products
• NovaPure™, Westar® RS & RU
• FluroTec®
• Envision™
Key Markets
• Vaccines
• Oncology
• Diabetes
• Autoimmune disease
• Diagnostics

 West’s Competitive Advantage:
 • Unmatched expertise in drug -
 material interactions
 • Market leader in packaging for
 biologics
 • Protected IP: Proprietary materials
 and processing technology - Drug
 Master File (DMF) 1546
 • Regulatory barriers to entry:
   US NDAs and ANDAs
  require proof of stability
 • Global manufacturing footprint
 • Global technical support
Pharmaceutical Packaging Systems (How drugs are contained)
Primary Container Solutions
 • Therapeutic segment focus
 • Generate incremental value per unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India
PACKAGING SYSTEMS GROWTH STRATEGY

Westar® RS
State-of-the-art
ready-to-sterilize
elastomer closures
Westar® RU
State-of-the-art
ready-to-use
syringe plungers
and closures
Envision™
Technically advanced,
automated vision
inspection system
NovaPure™
Unrivaled
quality…by
design
HIGH-VALUE PRODUCTS DRIVE GROWTH

VALUE PROPOSITION
Proprietary
Products
Revenue and
Margin
Opportunity
Disposable Device
Disposable Device
Components
Components
Westar® RS
Mix2Vial®
NovaGuard™
éris™
Westar® RU
Standard Components
Standard Components
Consumer
Consumer
Products
Products
Packaging
Delivery

FASTER GROWTH of HIGH-VALUE PRODUCTS
Pharmaceutical Packaging Systems

DELIVERY SYSTEMS
Contract Manufacturing
• 2009 sales: $242 million
• Over 100 million parts produced and
 assembled annually
Proprietary Products
• 2009 sales: $43 million
• Reconstitution, Daikyo CZ systems,
 syringe safety, self-administration
Synergies
• Marketing
• Engineering
• Project management
• Manufacturing
• Capacity

 • Concentrate on systems for unmet
 market needs
 • Build market share in multi-
 component systems for drug
 administration utilizing Daikyo CZ as
 a platform technology
 • Production supported by existing
 design, multi-material molding, and
 assembly capabilities
 • Expand through innovation and
 strategic technology acquisitions
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 • Therapeutic segment focus
 • Generate incremental value per unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India
DELIVERY SYSTEMS GROWTH STRATEGY

FOUNDATION OF DELIVERY SYSTEMS
Daikyo CZ
Insert Needle
License:
Prefillable
Syringe
Systems
Acquisition
of Plastef:
Prefillable
Syringe Safety
Acquisition of
The Tech Group:
Manufacturing &
Engineering
Established
Proprietary
Innovation Initiative
Acquisition of
Medimop:
Administration
Systems
Licensing of
NovaGuard™:
Luer Syringe
Safety System
Acquisition of
PharmaPen:
Auto-injector
System for Self-
Administration
2005
2006
2007
2008
2009
NovaGuard™ is a trademark of West Pharmaceutical Services, Inc., in the United States and other jurisdictions.

2010
Acquisition of
LaMoDel

INTEGRATED SOLUTIONS FOR CONTAINER,
ADMINISTRATION AND INJECTION SYSTEMS
 Daikyo Crystal Zenith®
Bulk Drug
Containers
Vials &
Plastic Caps
Insert Needle
& Luer Lock
Syringes
Cartridges
Novel Devices
 Administration Systems
 Injection Systems
Reconstitution
& Transfer
Systems
NovaGuard™
Needle Safety
ConfiDose®
Auto-Injector
System
Eris ™
Needle Safety
Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.
ConfiDose®, NovaGuard™ and Eris™ are registered trademarks and trademarks of
West Pharmaceutical Services, Inc. in the United States and other jurisdictions.

Microinfusion
System

LIFE CYCLE PLANNING
Bulk Drug
Vial Format
Prefillable Syringe
Auto-injector System

From early phase bulk drug
containment to auto-injector

DAIKYO CRYSTAL ZENITH®
INSERT NEEDLE SYRINGE
 • Pharmaceutical company benefits
 • Silicone-oil free container
 • Tungsten free
 • Glue free
 • Lower dead space
 • Reduced risk associated with breakage,
 waste and potential for recall
 • Auto-injector system benefits
 • Consistent break-loose and glide forces
 • Break resistant
 • Tight dimensional tolerances
 • Design flexibility of plastics
 • Highest quality
 • 100% vision inspection
 • X-ray inspection of needle
 • Automated, clean
 production process
Prefillable Syringe Systems

Phase III
• Production Cell
 • 4 cavity system (~3.0 MM
 Annually)
 • ISO 7 (Class 10,000)
 Scottsdale
 • Robots
 • SCARA
 • Needle Load, Mold off load
 • 6 axis
 • Part off load
 • Vision (100% in line)
 • X Ray (100% in line)
DAIKYO CRYSTAL ZENITH® 1mL LONG
INSERT NEEDLE SYRINGE SYSTEM

CONFIDOSE® AUTO-INJECTOR SYSTEM
 • Disposable auto-injector
 system
 • 1mL long Insert needle syringe
 (glass or CZ)
 • Reduces risk of glass breakage
 and syringe variability issues
 • High viscosities possible
 • Hidden needle and full
 retraction for safety
 • Simple 3-step process
 • Audible, visual and tactile
 indicators
ConfiDose® is a registered trademark of West Pharmaceutical Services, Inc., in the United States and other jurisdictions.

NEEDLE SAFETY SYSTEMS
 • NovaGuard™ for Luer connection
 • Only FDA cleared passive
 system for Luer lock syringes
 • Eris for staked needle
 • >125 million units manufactured
 per year
 • Market leading safety system
 for staked needle syringes

Customer evaluation ongoing
•Needle hiding
•Needlestick safety
•Drug product differentiator

SUB-Q MICROINFUSION SYSTEM
 • Controlled subcutaneous delivery
 of high volumes and high
 viscosity
 • Prefilled cartridge, no need for
 user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push button operation
 • Fully programmable

• Pharmaceutical Packaging Systems
 • Organic growth (on average) of 3-5% per year
 • Margin expansion through improved operating efficiency, product mix
 • Capital investments targeted at enhanced quality and value
• Pharmaceutical Delivery Systems
 • Deliver the potential of Daikyo CZ products
 • Increase healthcare-consumable contract manufacturing revenue
 • Grow proprietary safety and delivery system businesses
• Financial discipline
 • Operating cash flow: Discretionary SG&A, R&D and capital spending that are supported by revenue growth.
 • Deliver returns on invested capital (“ROIC”) that regularly exceed weighted average cost of capital (“WACC”)
 • Align incentives with financial performance and value creation
OUR LONG-TERM FOCUS

Strategic Planning Goals:
 • Projected 2014 sales of $0.6 billion
 • Projected 2014 Operating margin: > 20%
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: > 20%
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%
 • 2014 Consolidated ROIC: 17%
FIVE-YEAR GROWTH OPPORTUNITY

• Well positioned
 – Substantial market share
 – Proprietary technology
 – Diversified customer base
 – Global footprint
• Significant Growth Potential
 – Strength in new product pipeline
 – Preferred products for biologics
• The financial strength to invest
 – Reliable operating cash flow
 – Balance sheet strength
• An experienced team
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe Systems
Safety and Administration
Systems
SUMMARY

WEST CORPORATE OVERVIEW
Solutions for Injectable Drug Delivery
CL King Investor Conference
September 15, 2010
Donald E. Morel Jr, Ph.D.
Chairman and Chief Executive Officer
NYSE: WST
www.westpharma.com